UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas,
39th Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 4, 2023, Safehold Inc. (“Safehold”), as lender, entered into an amendment to its previously-disclosed term loan credit agreement, dated March 31, 2023, with Star Holdings, as borrower. The amendment provides that: (i) Star Holdings may access the existing $25 million incremental facility provided under the agreement to replenish funds used on or after October 4, 2023 by STAR Investment Holdings SPV LLC, a wholly-owned subsidiary of Star Holdings ("STAR SPV") to make voluntary prepayments under its margin loan; and (ii) Star Holdings will no longer have the right to pay interest in kind. As of October 4, 2023, the term loan credit agreement had an outstanding principal balance of $115.0 million and no borrowing had been made under the incremental facility.

In connection with the abovementioned amendment, Safehold consented to an amendment entered into on October 6, 2023 to the margin loan agreement, dated March 31, 2023, by and between STAR SPV and Morgan Stanley Bank, N.A., as initial lender. The margin loan is secured by all of the shares of common stock of Safehold beneficially owned by Star Holdings. The amendment: (i) reduces the floor price at which the market price of Safehold common stock would trigger a mandatory prepayment of outstanding borrowings under the margin loan from $14.00 to $10.00; and (ii) moderately lowers the loan-to-value ratios that would require STAR SPV to post additional collateral with the lender. As of October 5, 2023, the margin loan has an outstanding principal balance of $90.0 million.

The description of the term loan credit agreement amendment does not purport to be complete and is qualified in its entirety by reference to the full text of that agreement, which is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1	First Amendment to Amended and Restated Credit Agreement, dated as of October 4, 2023, by and between Star Holdings, as borrower, and Safehold Inc., as lender.

Exhibit 104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

By:	/s/ Brett Asnas
	Name:	Brett Asnas
	Title:	Chief Financial Officer

Date:	October 6, 2023